Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies

Note 33	Commitments and contingencies
Commitments
The following table is a summary of our contractual obligations at December 31, 2020 that are due in each of the next five years and thereafter.

	2021	2022	2023	2024	2025	THERE- AFTER	TOTAL
Commitments for property, plant and equipment and intangible assets	975	835	608	416	250	352	3,436
Purchase obligations	545	479	331	225	144	269	1,993
Leases committed not yet commenced	2	2	1	1	—	—	6
Total	1,522	1,316	940	642	394	621	5,435
Our commitments for property, plant and equipment and intangible assets include program and feature film rights and investments to expand and update our networks to meet customer demand.
Purchase obligations consist of contractual obligations under service and product contracts for operating expenditures and other purchase obligations.

Our commitments for leases not yet commenced include OOH advertising spaces and real estate. These leases are non-cancellable.

Contingencies
As part of its ongoing review of wholesale Internet rates, on October 6, 2016, the Canadian Radio-television and Telecommunications Commission (CRTC) significantly reduced, on an interim basis, some of the wholesale rates that Bell Canada and other major providers charge for access by third-party Internet resellers to fibre-to-the-node (FTTN) or cable networks, as applicable. On August 15, 2019, the CRTC further reduced the wholesale rates that Internet resellers pay to access network infrastructure built by facilities-based providers like Bell Canada, with retroactive effect back to March 2016 (the Decision). The estimated cost impact to Bell Canada of the Decision could be in excess of $100 million, if not overturned or otherwise modified.
Bell Canada and five major cable carriers (the Applicants) obtained leave to appeal the Decision from the Federal Court of Appeal and the Federal Court of Appeal granted a stay of the Decision until making a final ruling. As a result of the stay, the impact of the Decision was not recorded in our 2019 financial statements.

The Federal Court of Appeal issued a decision on September 10, 2020 in which it rejected the appeal and lifted the stay. The Applicants' request for leave to appeal the decision of the Federal Court of Appeal to the Supreme Court of Canada was denied on February 25, 2021.

The Applicants and TELUS Communications Inc. (Telus) also filed review and vary applications of the Decision with the CRTC. On September 28, 2020, the CRTC issued a stay of the Decision pending its final decision on the review and vary applications.

The Applicants and Telus also appealed the Decision to the Federal Cabinet. On August 19, 2020, the Federal Cabinet issued an Order in Council which did not overturn the Decision, noting that a further decision from the CRTC regarding the review and vary applications is pending.

As a result of the stay issued by the CRTC, the impact of the Decision continues to not be recorded in our 2020 financial statements.
In the ordinary course of business, we become involved in various claims and legal proceedings seeking monetary damages and other relief. In particular, because of the nature of our consumer-facing business, we are exposed to class actions pursuant to which substantial monetary damages may be claimed. Due to the inherent risks and uncertainties of the litigation process, we cannot predict the final outcome or timing of claims and legal proceedings. Subject to the foregoing, and based on information currently available and management’s assessment of the merits of the claims and legal proceedings pending at March 4, 2021, management believes that the ultimate resolution of these claims and legal proceedings is unlikely to have a material and negative effect on our financial statements. We believe that we have strong defences and we intend to vigorously defend our positions.